DEAR CONTRACTHOLDER:
--------------------------------------------------------------------------------

     The Lexington Emerging Markets Fund declined 20.5%* during the fourth quarter and fell 11.81% for the full year of 1997. According to Lipper Analytical Services, Inc., the average emerging market fund dropped 16.9% for the quarter and declined 2.35% for the year. The unmanaged Morgan Stanley Emerging Markets Free Index posted a loss of 17.5%** for the quarter and 11.6%** for the year.

     The Fund remains significantly underweight in the Asian portion of the emerging market index; however, other emerging market funds benefited from even lower weightings in Asia. Some of our competitors also have heavier weightings in Latin America, which in comparison to Asia, performed much better. Latin
American markets fell 10.7% during the quarter, while Asian markets declined 33.0%. Despite the Fund's low weighting, a 57.7% drop in Indonesian stocks negatively impacted performance. In Latin America, a 7% weighting in Chilean stocks was negatively impacted by a 17.6% drop in the country's stock market. On the positive side, Korean equities were mostly avoided, as that market sank 64.4%. Turkish equities, which comprise 5% of the Fund, performed strongly with a gain of 24.4% during the fourth quarter. Finally, cash positions were increased to 15-20% to cushion against expected volatility in emerging market equities while providing an opportunity to selectively invest in depressed stocks at lower prices.

     The turmoil in emerging markets has affected different groups of countries in very different ways. Asian economies have suffered sharp declines in economic activity due to excess industrial capacity, high debt loads, bankrupt financial institutions and property companies, and rising unemployment. This economic reality has also led to high real interest rates as investors demand greater compensation due to higher risks. High interest rates are now impacting many other emerging economies as well, from Russia to Greece and most of Latin America.

     The Asian crisis has resulted in lower commodity prices for key commodities such as oil and copper which also will result in weak economies in the resource-based economies of Chile, Venezuela, and Brazil, to name just a few. Governments have responded to lower expected revenues by cutting fiscal spending which will further impede growth.

     In conclusion, GDP growth in the emerging economies will be under pressure on several fronts that make country weighting and stock selectivity key factors in our 1998 strategy. The Fund will seek financially sound companies in industries that are not economically sensitive. Industries such as pharmaceuticals and foods are favored. Though news in Asia still remains negative, opportunities are beginning to surface. There are many cheap stocks in Asia and these stocks should provide excellent returns when adopting a multi-year view. Export companies in the region should actually benefit with sales revenues in U.S. dollars while costs are in depreciated local currencies. Stocks of companies focused on Asian domestic economies are down as much as 8090%. Although the short-term economic outlook looks dire, much of the news has been more than discounted in share prices. The Asian region will improve as its trade surplus and foreign investment increase. Therefore, Asian weightings will be increased, and cash positions reduced, to take advantage of Asian opportunities. Stock selection will focus on companies with strong balance sheets and franchise value, as these will offer tremendous opportunities. Emerging markets must be viewed with a longer-term horizon. Expanding populations, a growing middle class and an educated work force are strong contributing factors to a successful economic recovery. Above average economic growth will resume once stability occurs in the credit and currency markets for these regions.

                                            Sincerely,





        /s/ Richard T. Saler                 /s/ Robert M. DeMichele
            ------------------------             -------------------------
            Richard T. Saler                     Robert M. DeMichele
            Portfolio Manager                    President
            February, 1998                       February, 1998



--------------------------------------------------------------------------------


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      LEXINGTON EMERGING MARKETS FUND, INC.
         THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAO (EAFE) INDEX
          AND THE UNMANAGED MORGAN STANLEY EMERGING MARKETS FREE INDEX





[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED MATERIAL]


           Lexington
Year       Emerging     EAFE      MSCI EMF
             Mkts
==============================================
3/30/94     $10,000    $10,000     $10,000
12/31/94    $10,076    $10,414     $10,190
12/31/95    $9,679     $11,581     $9,659
12/31/96    $10,433    $12,281     $10,241
12/31/97    $9,200     $12,500     $9,055



                      AVERAGE ANNUAL STANDARD TOTAL RETURNS
                          FOR THE PERIOD ENDED 12/31/97
FUND/INDEX               1 YEAR         SINCE INCEPTION
                                            3/30/94
----------               ------         ---------------
LEXINGTON EMERGING
MARKET FUND               (11.81)              (2.19)%

MORGAN STANLEY CAPITAL
INTERNATIONAL (EAFE) INDEX  1.78%               6.12%

MORGAN STANLEY EMERGING
MARKETS FREE INDEX        (11.59)%             (2.61)%

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Morgan Stanley Capital International (EAFE) Index and the Morgan Stanley Emerging Markets Free Index. Results for the Fund, the Morgan Stanley Capital International (EAFE) Index and the Morgan Stanley Emerging markets Free Index include the reinvestment of all dividend and capital gain distributions. The Fund's inception date was 3/30/94. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

--------------------------------------------------------------------------------



*-11.81% and -2.19% are the one year and since commencement (3/30/94) average annual standard total returns, respectively, for the period ended December 31, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

** All country and regional  returns are from the  corresponding  Morgan Stanley
   Capital International Indices. Returns are dollar based with all dividends reinvested.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997

       Number of                                                                                         Value
        Shares                                      Security                                           (Note 1)
---------------------------------------------------------------------------------------------------------------------------

                  COMMON STOCK: 80.2%

                  ARGENTINA: 3.3%
         109,806  Perez Companc S.A. ............................................................     $    784,158
                                                                                                      ------------

                  BRAZIL: 6.6%
         747,000  Cia Tecidos Norte De Mina (Preferred shares) ..................................          267,737
         747,000  Empresa Nacional de Comercio Redito2 ..........................................              556
         992,000  Light - Servicos de Electricidade S.A. ........................................          413,308
       1,968,000  Petroleo Brasileiro S.A. (Preferred shares) ...................................          460,250
           5,000  Souza Cruz S.A. ...............................................................           40,322
       1,566,000  Telecomunicacoes de Sao Paulo S.A. ............................................          416,737
                                                                                                      ------------
                                                                                                         1,598,910
                                                                                                      ------------

                  CANADA: 0.6%
          10,000  Bell Canada International, Inc.2 ..............................................          154,375
                                                                                                      ------------

                  CHILE: 6.3%
          43,400  Banco Santander (ADR) .........................................................          613,025
          22,400  Empresa Nacional Electricidad S.A. (ADR) ......................................          396,200
           9,200  Enersis S.A. (ADR) ............................................................          266,800
           9,200  Vina Concha y Toro S.A. (ADR) .................................................          232,300
                                                                                                      ------------
                                                                                                         1,508,325
                                                                                                      ------------

                  COLOMBIA: 1.6%
          16,500  Banco Ganadero S.A. (ADR) .....................................................          396,000
                                                                                                      ------------

                  CZECH REPUBLIC: 1.9%
           4,290  SPT Telekom AS2 ...............................................................          457,798
                                                                                                      ------------

                  GREECE: 2.9%
          28,620  Delta Dairy S.A. (Preferred shares) ...........................................          257,246
           9,200  Hellenic Tellecommunication Organization S.A. .................................          188,734
          49,180  Michaniki S.A. ................................................................          252,226
                                                                                                      ------------
                                                                                                           698,206
                                                                                                      ------------

                  HONG KONG: 2.8%
          35,000  Cheung Kong (Holdings), Ltd. ..................................................          229,245
         519,000  JCG Holdings, Ltd. ............................................................          222,718
       1,265,000  Moulin International Holding, Ltd. ............................................          151,834
         119,416  Moulin International Holding, Ltd. (Warrants)2 ................................            1,788
         481,000  Tingyi (Cayman Islands) Holding Company .......................................           62,699
                                                                                                      ------------
                                                                                                           668,284
                                                                                                      ------------

                  HUNGARY: 2.1%
          10,800  Zalakeramia Rt. ...............................................................          501,344
                                                                                                      ------------

                  INDIA: 4.0%
          11,650  Hindalco Industries, Ltd. (GDR)1 ..............................................          233,000
          52,600  Videsh Sanchar Nigam, Ltd. (GDR)1,2 ...........................................          737,715
                                                                                                      ------------
                                                                                                           970,715
                                                                                                      ------------




LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997  (continued)

           Number of                                                                                        Value
           Shares                                   Security                                              (Note 1)
---------------------------------------------------------------------------------------------------------------------------

                  INDONESIA: 4.0%
         309,400  PT Fiskar Agung Perkasa .......................................................     $     42,230
         414,000  PT Hanjaya Mandala Sampoerna ..................................................          312,675
         745,000  PT Indah Kiat Pulp and Paper Corporation Tbk ..................................          132,192
         442,000  PT Tambang Timah ..............................................................          474,591
                                                                                                      ------------
                                                                                                           961,688
                                                                                                      ------------

                  ISRAEL: 2.6%
          13,000  Teva Pharmaceutical Industries, Ltd. (ADR) ....................................          615,062
                                                                                                      ------------

                  MALAYSIA: 4.6%
         198,000  Austral Enterprises Bhd .......................................................          207,545
          89,000  Berjaya Sports Toto Bhd .......................................................          227,509
         123,000  Hap Seng Consolidated Bhd .....................................................          151,682
         128,000  Highlands and Lowlands Bhd ....................................................          130,882
           2,600  Hong Leong Credit Bhd (Warrants)2 .............................................               --
         156,000  Kuala Lumpur Kepong Bhd .......................................................          334,655
         106,000  Magnum Corporation Bhd ........................................................           63,725
                                                                                                      ------------
                                                                                                         1,115,998
                                                                                                      ------------

                  MEXICO: 7.8%
         139,000  Cintra S.A.2 ..................................................................          128,969
          33,000  Corporacion Interamericana de Entreteniniento S.A.2 ...........................          256,245
          24,300  Grupo Casa Autrey, S.A. de C.V. (ADR) .........................................          496,631
         117,600  Grupo Financiero Banamex Accival, S.A. de C.V2. ...............................          352,283
           2,400  Grupo Imsa S.A. de C.V. (ADR) .................................................           56,550
         457,800  Grupo Industrial Maseco S.A. de C.V. ..........................................          473,597
          25,000  Grupo Industrial Saltillo, S.A de C.V. "B" ....................................          102,334
                                                                                                      ------------
                                                                                                         1,866,609
                                                                                                      ------------

                  PAKISTAN: 1.0%
          49,900  Pakistan Investment Fund, Inc. ................................................          243,263
                                                                                                      ------------

                  PERU: 1.7%
          18,100  Telefonica del Peru S.A. (ADR) ................................................          421,956
                                                                                                      ------------

                  PHILIPPINES: 2.4%
       2,916,000  C & P Homes, Inc. .............................................................          172,480
         856,000  Fortune Cement Corporation ....................................................           85,817
         474,262  International Container Terminal Service, Inc.2 ...............................           59,433
         486,000  Ionics Circuit, Inc. ..........................................................          200,983
         544,200  Universal Robina Corporation ..................................................           67,516
                                                                                                      ------------
                                                                                                           586,229
                                                                                                      ------------

                  POLAND: 4.4%
          70,162  Elektrim Towarzystwo Handlowe S.A. ............................................          678,746
          41,900  Polifarb Cieszyn Wroclaw S.A.2 ................................................          198,510
          13,966  Polifarb Cieszyn Wroclaw S.A. (Rights)2 .......................................           43,583
          17,200  Stomil Olsztyn S.A. ...........................................................          131,748
                                                                                                      ------------
                                                                                                         1,052,587
                                                                                                      ------------


LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997 (continued)


         Number of                                                                                       Value
          Shares                                    Security                                           (Note 1)
---------------------------------------------------------------------------------------------------------------------------

                  PORTUGAL: 2.5%
          12,864  Portugal Telecom S.A. .........................................................     $    597,563
                                                                                                      ------------

                  RUSSIA: 3.5%
           2,900  Lukoil Holdings of Russia (ADR) ...............................................          267,525
          89,100  Rostelecom2 ...................................................................          316,305
         825,400  Unified Energy Systems2 .......................................................          249,601
                                                                                                      ------------
                                                                                                           833,431
                                                                                                      ------------

                  SINGAPORE: 4.7%
          16,500  Asia Pulp & Paper Company, Ltd. (ADR) .........................................          166,031
         286,000  DBS Land, Ltd. ................................................................          437,927
          69,000  Keppel Fels, Ltd. .............................................................          192,470
         211,000  Want Want Holdings2 ...........................................................          291,180
          30,400  Want Want Holdings "A"2 .......................................................           40,128
                                                                                                      ------------
                                                                                                         1,127,736
                                                                                                      ------------

                  SOUTH AFRICA: 2.1%
           2,400  Liberty Life Association of Africa, Ltd. ......................................           62,394
          16,800  Liberty Life Association of Africa, Ltd. ......................................          431,535
                                                                                                      ------------
                                                                                                           493,929
                                                                                                      ------------

                  SOUTH KOREA: 0.1%
             500  Suheung Capsule ...............................................................           21,033
                                                                                                      ------------

                  TAIWAN: 0.8%
          12,037  Taiwan Fund, Inc. .............................................................          198,610
                                                                                                      ------------

                  THAILAND: 0.6%
         185,000  Advance Agro Public Company, Ltd.2 ............................................          154,651
                                                                                                      ------------

                  TURKEY: 4.5%
       4,043,009  Akbank T.A.S. .................................................................          355,785
       3,489,500  Arcelik A.S. ..................................................................          328,013
       1,191,100  Eregli Demir Ve Celik Fabrikalari T.A.S. ......................................          184,621
         857,202  Petrol Ofisi A.S. .............................................................          204,871
                                                                                                      ------------
                                                                                                         1,073,290
                                                                                                      ------------

                  VENEZUELA: 0.8%
           4,600  Compania Anonima Nacional Telefonos de Venezuela (ADR) ........................          191,475
                                                                                                      ------------
                  TOTAL COMMON STOCK (cost $24,004,598) .........................................       19,293,225
                                                                                                      ------------




LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997 (continued)


     Principal                                                                                           Value
      Amount                                        Security                                           (Note 1)
---------------------------------------------------------------------------------------------------------------------------

                  SHORT-TERM INVESTMENTS: 20.1%

                  U.S. GOVERNMENT AGENCY OBLIGATION: 14.6%
      $3,500,000  Federal Home Loan Mortgage Corporation, 4.75%, due 01/02/98 ...................      $ 3,499,538
                                                                                                       -----------

                  U.S. GOVERNMENT OBLIGATIONS: 5.5%
         100,000  U.S. Treasury Bills, 5.325%, due 01/08/98 .....................................           99,925
       1,190,000  U.S. Treasury Bond, 6.125%, due 11/15/2027 ....................................        1,223,879
                                                                                                       -----------
                                                                                                         1,323,804
                                                                                                       -----------

                  TOTAL SHORT-TERM INVESTMENTS (cost $4,787,577) ................................        4,823,342
                                                                                                       -----------

                  TOTAL INVESTMENTS: 100.3% (cost $28,792,175+) (Note 1) ........................       24,116,567
                  Liabilities in excess of other assets: (0.3%) .................................          (64,106)
                                                                                                       -----------
                  TOTAL NET ASSETS: 100.0%
                  (equivalent to $8.91 per share on 2,700,743 shares outstanding) ...............      $24,052,461
                                                                                                       ===========

1Restricted security (Note 6).
2 Non-income producing security.
ADR- American Depository Receipt.
GDR- Global Depository Receipt.
+Aggregate cost for Federal income tax purposes is $28,847,323.

                            ------------------------

At December 31, 1997, the composition of the Fund's net assets by industry concentration was as follows:

Banking ...............................................       8.9%
CapitalEquipment ......................................       0.8
Construction & Housing ................................       1.8
Consumer Durable ......................................       3.2
Consumer Non-durable ..................................       7.6
Electrical & Electronics ..............................       0.8
Energy Sources ........................................       4.7
Financial Services ....................................       3.0
Health &PersonalCare ..................................       4.7
Materials .............................................      16.0
Multi-Industry ........................................       3.0
Real Estate ...........................................       2.8
Services ..............................................       3.1
Telecommunications ....................................      12.7
Trade .................................................       2.8
Transportation ........................................       0.5
U.S. Government Obligations ...........................      20.1
Utilities .............................................       3.8
Other Liabilities .....................................      (0.3)
                                                            -----
    Total Net Assets ..................................     100.0%
                                                            =====


    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at value (cost $28,792,175) (Note1) ...................................   $ 24,116,567
Cash ...............................................................................        277,719
Receivable for investment securities sold ..........................................         89,344
Receivable for shares sold .........................................................         52,610
Dividends and interest receivable ..................................................         88,106
Foreign taxes recoverable ..........................................................            749
Deferred organization expense, net (Note 1) ........................................          5,551
                                                                                       ------------
               Total Assets ........................................................   $ 24,630,646
                                                                                       ------------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ...................................         16,987
Payable for investment securities purchased ........................................        476,679
Payable for shares redeemed ........................................................         40,769
Accrued expenses ...................................................................         43,750
                                                                                       ------------
               Total Liabilities ...................................................        578,185
                                                                                       ------------

NET ASSETS (equivalent to $8.91 per share
 on  2,700,743 shares outstanding) (Note 3) ........................................   $ 24,052,461
                                                                                       ============

NET ASSETS consist of:
Capital stock--authorized 500,000,000 shares, $.001 par value per share ............   $      2,701
Additional paid-in capital (Note 1) ................................................     27,920,983
Undistributed net investment income (Note 1) .......................................         59,076
Accumulated net realized gains on investments and foreign currency holdings (Note 1)        745,607
Unrealized depreciation on investments and foreign currency holdings ...............     (4,675,906)
                                                                                       ------------
               Total Net Assets ....................................................   $ 24,052,461
                                                                                       ============

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1997


INVESTMENT INCOME
    Dividends ............................................................    $ 487,089
    Interest     . .......................................................      154,797
                                                                              ---------
                                                                                641,886
Less: foreign tax expense ................................................       55,012
                                                                              ---------
            Total investment income ......................................                    $   586,874
EXPENSES
    Investment advisory fee (Note 2) .....................................      238,449
    Custodian expense ....................................................      173,921
    Printing and mailing expenses ........................................       40,556
    Accounting expenses (Note 2) .........................................       21,914
    Directors' fees and expenses .........................................       19,009
    Professional fees ....................................................       13,850
    Computer processing fees .............................................       10,070
    Registration fees ....................................................        5,110
    Amortization of organization costs ...................................        4,458
    Transfer agent expense (Note 2) ......................................        4,015
    Other expenses .......................................................        5,150
                                                                              ---------
           Total expenses ................................................      536,502
           Less: expenses recovered under contract with
             investment adviser (Note 2) .................................       21,212           515,290
                                                                              ---------         ---------
                Net investment income ....................................                         71,584

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4)
      Net realized gain (loss) on:
           Investments ...................................................    1,407,639
           Foreign currency transactions .................................      (35,132)
                                                                              ---------
                Net realized gain ........................................                      1,372,507

      Net change in unrealized appreciation (depreciation) on:
           Investments ...................................................   (5,093,485)
           Foreign currency translation of other assets and liabilities ..          298
                                                                              ---------
                Net change in unrealized appreciation (depreciation) .....                     (5,093,187)
                                                                                               ----------
                Net realized and unrealized loss .........................                     (3,720,680)
                                                                                               ----------

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................                    $(3,649,096)
                                                                                              ===========

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1997 and 1996

                                                                           1997            1996
                                                                      ------------    ------------
Net investment income .............................................   $     71,584    $     34,825
Net realized gain (loss) from investment and foreign currency
  transactions ....................................................      1,372,507        (157,362)
Net change in unrealized appreciation (depreciation) of investments
  and foreign currency translation ................................     (5,093,187)        483,796
                                                                      ------------    ------------
       Increase (decrease) in net assets resulting from operations      (3,649,096)        361,259

Distributions to shareholders from net investment income ..........        (19,143)             --
Increase in net assets from capital share transactions (Note 3) ...      6,042,710      13,502,070
                                                                      ------------    ------------
               Net increase in net assets .........................      2,374,471      13,863,329
NET ASSETS:
Beginning of period ...............................................     21,677,990       7,814,661
                                                                      ------------    ------------
End of period (including undistributed net investment income
 of $59,076 and $14,089, 1997 and 1996, respectively) .............   $ 24,052,461    $ 21,677,990
                                                                      ============    ============

   The Notes to Financial Statements are an integral part of these statements.


LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

Lexington Emerging Markets Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets. With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES (continued)

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign currency exchange contracts outstanding at December 31, 1997.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION EXPENSES Organization expenses aggregating $22,290 have been deferred and are being amortized on a straight-line basis over five years.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.85% of the Fund's average daily net assets. For 1997, LMC has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 1.75% of the Fund's average net assets through April 30, 1997 and to 2.50% of the Fund's average net assets from May 1, 1997 through December 31, 1997. For the year ended December 31, 1997, expense reimbursement amounted to $21,212 and is set forth in the statement of operations.

The Fund reimbursed LMC for certain expenses, including accounting costs of $21,914 which are incurred by the Fund, but paid by LMC.

LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

NOTE 3.  CAPITAL STOCK

Transactions in capital stock were as follows:


                                                                  YEAR ENDED                     YEAR ENDED
                                                               DECEMBER 31, 1997              DECEMBER 31, 1996
                                                           --------------------------      ------------------------
                                                             SHARES         AMOUNT          SHARES        AMOUNT
                                                           ---------      -----------      ---------    -----------
Shares sold ........................................       3,296,604      $35,635,710      2,264,743    $23,256,170
Shares issued on reinvestment of dividends .........           1,696           19,143             --             --
                                                           ---------      -----------      ---------    -----------
                                                           3,298,300       35,654,853      2,264,743     23,256,170
Shares redeemed ....................................      (2,741,626)     (29,612,143)      (953,567)    (9,754,100)
                                                           ---------      -----------      ---------    -----------
  Net increase .....................................         556,674      $ 6,042,710      1,311,176    $13,502,070
                                                           =========      ===========      =========    ===========

NOTE 4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, excluding short-term securities, were $ 42,836,035 and $ 39,092,118, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $671,399 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $5,402,155.

NOTE 5.  INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

NOTE 6.  RESTRICTED SECURITIES

The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                          Acquisition                   Average Cost       Market       Percent of
SECURITY                                     Date          Shares         Per Share         Value       Net Assets
                                          -----------     --------      ------------       ------        --------
Hindalco Industries,Inc. (GDR)              2/27/97         11,650         $32.58          $233,000        0.97%
Videsh Sanchar Nigam, Ltd. (GDR)            3/24/97         52,600          17.15           737,715        3.07
                                                                                           --------        ----
                                                                                           $970,715        4.04%
                                                                                           ========        ====

Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investments in illiquid securities to 15% of the Fund's net assets, at market value.

LEXINGTON EMERGING MARKETS FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                                                   MARCH 30, 1994
                                                                                                    (COMMENCEMENT
                                                                                                  OF OPERATIONS) TO
                                                                    YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                          --------------------------------------- -----------------
                                                            1997            1996            1995           1994
                                                          --------        -------          ------         ------
Net asset value, beginning of period ..................   $  10.11        $  9.38          $ 9.86         $10.00
                                                          --------        -------          ------         ------
Income (loss) from investment operations:
  Net investment income ...............................       0.03           0.02            0.09           0.03
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions .............................      (1.22)          0.71           (0.48)          0.04
                                                          --------        -------          ------         ------
      Total income (loss) from investment
        operations ....................................      (1.19)          0.73           (0.39)          0.07
                                                          --------        -------          ------         ------
Less distributions:
  Distributions from net investment income ............      (0.01)            --           (0.09)         (0.02)
  Distributions in excess of net realized gains
    (temporary book-tax difference) ...................         --             --              --          (0.19)
                                                          --------        -------          ------         ------
      Total distributions .............................      (0.01)            --           (0.09)         (0.21)
                                                          --------        -------          ------         ------
Net asset value, end of period ........................   $   8.91        $ 10.11          $ 9.38         $ 9.86
                                                          ========        =======          ======         ======
      Total return ....................................    (11.81%)         7.46%          (3.93%)         0.76%*

Ratio to average net assets:
  Expenses, before reimbursement or waivers ...........      1.91%          2.23%           4.09%          6.28%*
  Expenses, net of reimbursement or waivers ...........      1.84%          1.64%           1.32%          1.30%*
  Net investment income (loss), before
    reimbursement or waivers ..........................      0.18%         (0.39%)         (1.45%)        (4.29%)*
  Net investment income ...............................      0.26%          0.20%           1.33%          0.70%*
Portfolio turnover rate ...............................    157.52%         95.18%          88.92%         71.21%*
Average commission paid on equity security
  transactions**                                            $ 0.00         $ 0.00              --             --
Net assets, end of period (000's omitted) .............    $24,052        $21,678          $7,815         $4,624

----------
 *  Annualized
** The average commission paid on equity security transactions for the years ended December 31, 1997 and 1996 is less than $0.005 per share of securities purchased and sold. In accordance with SEC disclosure guidelines, the average commissions are calculated for the period beginning with December 31, 1996, but not for prior periods.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Emerging Markets Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Emerging Markets Fund, Inc. as of December 31, 1997, the related state-ments of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from March 30, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities purchased or sold, but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Emerging Markets Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two- year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from March 30, 1994 toDecember 31, 1994, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

New York, New York
February 4, 1998

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
--------------------------------------------------------------------------------
LEXINGTON
EMERGING MARKETS FUND,INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




This report has been prepared for the information of the shareholders of Lexington Emerging Markets Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.
--------------------------------------------------------------------------------



                                    LEXINGTON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
                                    LEXINGTON
                                    EMERGING
                                     MARKETS
                                   FUND, INC.
--------------------------------------------------------------------------------
                        Seeks long-term growth of capital
                         primarily through investment in
                              equity securities of
                        companies domiciled in, or doing
                         business in, emerging countries
                              and emerging markets.
--------------------------------------------------------------------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 1997

                               The Lexington Group
                                   of No Load
                              Investment Companies

--------------------------------------------------------------------------------
================================================================================